FQF TRUST

SUPPLEMENT DATED NOVEMBER 16, 2015
TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
DATED JULY 10, 2015 AND OCTOBER 28, 2015

The following updates the prospectus and statement of additional information of the QuantShares U.S. Market Neutral Momentum Fund, the QuantShares U.S. Market Neutral Value Fund, the QuantShares U.S. Market Neutral Size Fund, the QuantShares U.S. Market Neutral Anti-Beta Fund, the QuantShares Hedged Dividend Income Fund, the QuantShares Equal Weighted Value Factor Fund, the QuantShares Equal Weighted Low Beta Factor Fund, the QuantShares Equal Weighted High Momentum Factor Fund, the O'Shares FTSE U.S. Quality Dividend ETF, the O'Shares FTSE Europe Quality Dividend ETF, the O'Shares FTSE Europe Quality Dividend Hedged ETF, the O'Shares FTSE Asia Pacific Quality Dividend ETF and the O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF (collectively, the “Funds”).

On November 13, 2015, a wholly-owned subsidiary of AGF Management Limited (“Acquirer”) acquired 51% of the aggregate equity interests in FFCM LLC (“FFCM”) (“Transaction”), the investment adviser to the Funds. Pursuant to the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the Transaction automatically terminated the current investment advisory agreement between each Fund and FFCM (“Current Agreement”).

In anticipation of the closing of the Transaction and to provide for continuity of management, the Board of Trustees of the Funds met at an in-person meeting on August 24, 2015 to review and consider a proposal whereby FFCM, as a subsidiary of AGF Management Limited, would provide investment advisory services to each Fund under interim and new investment advisory agreements (the “Interim Agreements” and “New Agreements,” respectively). At that meeting, the Board, including a majority of the members who are not “interested persons,” as defined in the 1940 Act, unanimously approved an Interim and New Agreement for each Fund, and determined to submit the New Agreements to each Fund’s shareholders as of November 27, 2015 for their approval at a special meeting of shareholders of the Funds, which is expected to be held in January 2016.

Under the Interim and New Agreements, FFCM would continue to provide management and investment advisory services to the Funds. The Funds’ investment objective(s) and principal investment strategies would not change. In addition, the advisory fees paid by each Fund to FFCM under the New Agreements would be the same as are paid by each Fund to FFCM under its Current Agreement, and each Fund’s total expense ratio, including any contractual and voluntary waivers or reimbursements by FFCM, are expected to remain the same.

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